Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Karen Luk, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

1.	the annual report on Form 10-K of CounterPath Corporation for the year ended April 30, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of CounterPath Corporation.

July 20, 2020	/s/ Karen Luk
Karen Luk
Vice President of Finance, Treasurer and Secretary
(Principal Financial Officer and Principal Accounting Officer)